GE CAPITAL MORTGAGE SERVICES, INC.                                 EXHIBIT 99.47
Home Equity Loan Pass-Through Certificates,
Series 1996-HE2
SERVICER'S CERTIFICATE

SEPTEMBER, 1996

     Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and The First National Bank of Chicago (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

                                              ---------------

     (1) Aggregate Monthly Payments Due:         1,355,062.06
                                              ---------------

     (2)  Aggregate Monthly Payments
          received and Monthly Advances
          made this Month:

          (a) Principal                            239,719.87
                                              ---------------
          (b) Interest                           1,139,568.25
                                              ---------------
          (c) Total                              1,379,288.12
                                              ---------------

     (3)  Aggregate Principal
          Prepayments in part received
          on Self- Amortizing Mortgage
          Loans and applied in the
          applicable Prepayment Period:

          (a) Principal                             18,226.55
                                              ---------------
          (c) Total                                 18,226.55
                                              ---------------

     (4)  Aggregate Principal
          Prepayments in full received
          in the applicable Prepayment
          period:

          (a) Principal                            210,363.19
                                              ---------------

          (b) Interest                               1,578.25
                                              ---------------
          (c) Total                                211,941.44
                                              ---------------

     (5)  Aggregate Insurance Proceeds
          (inculding purchases of
          Mortgage Loans by primary
          mortgage insurers) for prior
          month:

          (a) Principal                                  0.00
                                              ---------------
          (b) Interest                                   0.00
                                              ---------------
          (c) Total                                      0.00
                                              ---------------

     (6)  Aggregate Liquidation Proceeds
          for prior month:

          (a) Principal                                  0.00
                                              ---------------
          (b) Interest                                   0.00
                                              ---------------
          (c) Total                                      0.00
                                              ---------------

     (7)  Aggregate Purchase Prices for
          Defaulted Mortgage Loans:

          (a) Principal                                  0.00
                                              ---------------
          (b) Interest                                   0.00
                                              ---------------
          (c) Total                                      0.00
                                              ---------------

     (8)  Aggregate Purchase Prices for
          (and substitution adjustments)
          for Defective Mortgage Loans:

          (a) Principal                                  0.00
                                              ---------------
          (b) Interest                                   0.00
                                              ---------------
          (c) Total                                      0.00
                                              ---------------

     (9)  Aggregate Purchase Prices for
          for Liquidating Loans:


          (a) Principal                                  0.00
                                              ---------------
          (b) Interest                                   0.00
                                              ---------------
          (c) Total                                      0.00
                                              ---------------

     (10) Aggregate Purchase Prices for
          for Document Deficiencies per
          Sec. 2.02

          (a) Principal                                  0.00
                                              ---------------
          (b) Interest                                   0.00
                                              ---------------
          (c) Total                                      0.00
                                              ---------------

     (11) Pool Principal Balance               151,183,839.80
                                              ---------------

     (12) Available Funds:                       1,543,174.68
                                              ---------------

     (13) Realized Losses for
          prior month:                                   0.00
                                              ---------------

     (14) Aggregate Realized
          Losses:                                        0.00
                                              ---------------

     (15) Compensating Interest
          Payment:                                     289.69
                                              ---------------

     (16) Net Simple Interest
          Shortfall:                                     0.00
                                              ---------------

     (17) Net Simple Interest
          Excess:                                        0.00
                                              ---------------

     (18) Simple Interest Shortfall
          Payment:                                       0.00
                                              ---------------

     (19) Unpaid Net Simple Interest
          Shortfall:

          Class A1     36157TZD6                         0.00

                       -------------          ---------------
          Class A2     36157TZE4                         0.00
                       -------------          ---------------
          Class A3     36157TZF1                         0.00
                       -------------          ---------------
          Class A4     36157TZG9                         0.00
                       -------------          ---------------
          Class A5     36157TZH7                         0.00
                       -------------          ---------------
          Class A6     36157TZJ3                         0.00
                       -------------          ---------------


     (20) Class Certificate Interest
          Rate:

          Class A4                                       7.65%
                                              ---------------
          Class A5                                       7.94%
                                              ---------------
          Class A6                                       8.00%
                                              ---------------
          Class 1S                                       1.15%
                                              ---------------

     (21) Maximum Amount:                       12,980,108.00
                                              ---------------

     (22) Amount Available:                     12,980,108.00
                                              ---------------

     (23) Accrued Certificate Interest
          and Pay-out Rate:

          Class A1     36157TZD6                   252,302.45
                       -------------          ---------------
          Class A2     36157TZE4                    67,006.25
                       -------------          ---------------
          Class A3     36157TZF1                   205,464.58
                       -------------          ---------------
          Class A4     36157TZG9                   189,815.63
                       -------------          ---------------
          Class A5     36157TZH7                    92,798.75
                       -------------          ---------------
          Class A6     36157TZJ3                   122,701.01
                       -------------          ---------------
          Class 1S     36196HE2S                   144,776.40
                       -------------          ---------------
          Total                                  1,074,865.07

     (24) Principal distributable:


          Class A1     36157TZD6                   468,309.61
                       -------------          ---------------
          Class A2     36157TZE4                         0.00
                       -------------          ---------------
          Class A3     36157TZF1                         0.00
                       -------------          ---------------
          Class A4     36157TZG9                         0.00
                       -------------          ---------------
          Class A5     36157TZH7                         0.00
                       -------------          ---------------
          Class A6     36157TZJ3                         0.00
                       -------------          ---------------
          Class R1     36157TZK0                         0.00
                       -------------          ---------------
          Class R2     36157TZL8                         0.00
                       -------------          ---------------
          Total                                    468,309.61
                                              ---------------
     (25) Additional distributions to
          the Class R1 Certificate
          pursuant to Section 2.05 (d) :                 0.00
                                              ---------------

     (26) Additional distributions to
          the Class R2 Certificate
          pursuant to Section 4.01 (b) :                 0.00
                                              ---------------

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.


GE CAPITAL MORTGAGE SERVICES, INC.


By:/S/Pamela L. Monahan
---------------------------------------------------
Name: Pamela  L. Monahan
Title:  Vice President